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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05769
Invesco Van Kampen High Income Trust II

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen High Income Trust II

NYSE: VLT

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
15	Financial Statements
18	Notes to Financial Statements
25	Financial Highlights
27	Auditor’s Report
28	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen High Income Trust II has changed to February 28. Therefore, the period covered by this report is from December 31, 2010, the date of the last annual report, through February 28, 2011, the Trust’s new fiscal year-end.
      For the reporting period, Invesco Van Kampen High Income Trust II, at net asset value (NAV), outperformed the Trust’s index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, mainly due to the Trust’s use of financial leverage in what was generally a rising market.

Performance
Cumulative total returns, 12/31/10 to 2/28/11

Trust at NAV	4.37%

Trust at Market Value	4.59

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼	3.56

Market Price Discount to NAV as of 2/28/11	-0.66

▼Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
      Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S. based companies, many of which are moderately sized. We primarily invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but currently we do not expect these instruments to be a substantial part of our portfolio.
      The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector,

Portfolio Composition*
By credit quality rating

A	0.6%

BBB	4.1

BB	39.2

B	41.9

CCC	8.2

Non-Rated	4.6

Cash	1.4

* Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top Five Fixed Income Issuers†

1.	MGM Resorts International	2.9%

2.	CIT Group, Inc.	2.6

3.	HCA, Inc.	2.4

4.	International Lease Finance Corp.	2.1

5.	Ally Financial, Inc.	2.0

Total Net Assets	$62.7 million

Total Number of Holdings†	314

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security. †Excluding money market fund holdings.

economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
      Portfolio construction begins with a well-defined Trust design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	The presentation of a better relative value opportunity.

Market conditions and your Trust
In the U.S. and global markets, turmoil in the Middle East and Africa was the main focus for the first two months of 2011. Although the situation in the Middle East and northern Africa triggered some fear and volatility in global markets, stock markets overall had a very positive January and February. However, oil prices jumped to more than $100 a barrel at the end of February for the first time since 2008 as the civil unrest in Libya escalated.1
      Job recovery was present in the U.S., as unemployment dropped to 8.9% in February.2 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.3 The Fed recently described its view of the U.S. economy, stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”3

2 Invesco Van Kampen High Income Trust II

      The broad U.S. corporate high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the two months ended February 28, 2011. As the reporting period came to a close, turmoil in the Middle East and Africa had little effect on the high yield market, causing only a slight widening in credit spreads.
      On an absolute basis, the Trust generated positive returns for the two-month reporting period. Our investing approach gave the portfolio an underweight position in the bottom credit quality tiers, which detracted from performance during the reporting period. While these lower quality assets may continue to lead performance, they also carry important risks, and we believe the risk tradeoff at this stage in the credit cycle make them a poor value. The other main detractors for the reporting period stemmed from security selection in the technology, pipelines, and property and casualty sectors, as well as security selection and an underweight position in the electric sector. The Trust’s main sources of outperformance were in the media cable, home construction and pharmaceuticals sectors; security selection was the main driver for outperformance in all three sectors.
      During the two-month reporting period, the Trust employed a leverage strategy which involved borrowing money at short-term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between longer and short-term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Trust’s borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Trust’s leverage enhanced overall returns and was a meaningful contributor for the reporting period.
      As noted earlier, the Trust trades at a market price and also has an NAV. The Trust traded at a slight discount to NAV during the two-month period.
      Overall, we continue to see an improving economy and an expansion of lending. From prior successes, we have seen a chance for better opportunities. As such, we moved our relative yield slightly upward, but we are not looking to significantly increase our risk.
      Thank you for investing in Invesco Van Kampen High Income Trust II and for sharing our long-term investment horizon.
1 Energy Information Administration
2 Bureau of Labor Statistics
3 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Ehret began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2001. He earned a B.S. in economics with a minor in statistics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Hughes began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 1992. He earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Roberts began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

3 Invesco Van Kampen High Income Trust II

Invesco Van Kampen High Income Trust II’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VLT

4 Invesco Van Kampen High Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
      Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
      To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen High Income Trust II

Schedule of Investments(a)

February 28, 2011

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–123.58%
Aerospace & Defense–2.14%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	$35,000	$36,400

BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	220,000	229,350

Bombardier Inc. (Canada), Sr. Notes, 7.75%, 03/15/20(b)	295,000	323,025

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	132,000	135,630

Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	140,000	144,200

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	440,000	471,900

		1,340,505

Airlines–4.20%
American Airlines Pass Through Trust, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	197,078	200,034

Series 2011-1, Class B, Sec. Gtd. Pass Through Ctfs., 7.00%, 01/31/18(b)	80,000	80,200

Continental Airlines Inc., Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	829,191	845,774

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	113,983	125,097

Delta Air Lines, Inc., Sr. Sec. Notes,
9.50%, 09/15/14(b)	485,000	529,862

12.25%, 03/15/15(b)	85,000	97,750

Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16	85,000	84,788

Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15	100,000	99,875

UAL Corp., Series 2007-1, Class A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	101,781	105,026

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	224,372	255,223

US Airways,–Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	224,790	208,493

		2,632,122

Alternative Carriers–1.23%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	115,000	119,600

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	165,000	172,631

Level 3 Communications Inc., Sr. Unsec. Notes, 11.88%, 02/01/19(b)	175,000	171,062

Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/01/14	295,000	305,694

		768,987

Aluminum–0.35%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	210,000	219,319

Apparel, Accessories & Luxury Goods–2.39%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	220,000	213,950

Oxford Industries Inc., Sr. Sec. Gtd. Global Notes, 11.38%, 07/15/15	600,000	678,000

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	140,000	149,800

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	460,000	457,700

		1,499,450

Asset Management & Custody Banks–0.50%
Travelport LLC/Travelport Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	330,000	311,025

Auto Parts & Equipment–0.53%
Dana Holding Corp., Sr. Unsec. Notes, 6.50%, 02/15/19	80,000	81,000

6.75%, 02/15/21	65,000	66,381

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/18	110,000	118,938

Sr. Unsec. Gtd. Notes, 6.88%, 12/15/20(b)	65,000	67,600

		333,919

Automobile Manufacturers–0.87%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	255,000	286,237

Motors Liquidation Co., Sr. Unsec. Notes, 8.38%, 07/15/33(c)	795,000	262,350

		548,587

Biotechnology–0.12%
Giant Funding Corp., Sr. Sec. Notes, 8.25%, 02/01/18(b)	70,000	72,450

Broadcasting–1.49%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	155,000	162,556

Nielsen Finance LLC/Nielson Finance Co., Sr. Unsec. Gtd. Global Notes, 11.63%, 02/01/14	651,000	769,808

		932,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Building Products–5.75%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	$315,000	$342,169

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	170,000	178,075

Sr. Notes, 6.88%, 08/15/18(b)	180,000	185,175

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	270,000	277,425

Nortek Inc., Sec. Gtd. Global Notes, 11.00%, 12/01/13	585,000	625,219

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	195,000	208,650

Ply Gem Industries Inc., Sr. Sec. Notes, 8.25%, 02/15/18(b)	135,000	139,387

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	145,000	159,862

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	510,000	540,600

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	30,000	31,650

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	670,000	730,300

Sr. Unsec. Notes, 9.75%, 01/15/18	175,000	186,375

		3,604,887

Cable & Satellite–1.22%
CSC Holdings LLC, Sr. Unsec. Global Notes, 8.63%, 02/15/19	355,000	409,581

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	335,000	355,519

		765,100

Casinos & Gaming–8.91%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	35,000	37,100

Caesars Entertainment Operating Co. Inc., Sr. Sec. Gtd. Global Notes, 11.25%, 06/01/17	795,000	907,294

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	295,000	243,375

CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Notes, 10.75%, 01/15/17(b)	70,000	73,588

Sr. Sec. Gtd. Notes, 7.63%, 01/15/16(b)	20,000	20,850

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	245,000	251,125

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	105,000	105,000

MGM Resorts International, Sr. Sec. Global Notes, 10.38%, 05/15/14	1,060,000	1,217,675

Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	245,000	294,612

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	170,000	163,200

Sr. Unsec. Gtd. Notes, 10.00%, 11/01/16(b)	115,000	123,338

Pinnacle Entertainment Inc.,, Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	250,000	275,625

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	35,000	37,450

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	350,000	385,875

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	90,000	93,150

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.20%, 02/01/14(b)(d)	200,000	183,500

Sr. Sec. Notes, 9.13%, 02/01/15(b)	405,000	410,062

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	525,000	559,125

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 05/01/20	190,000	202,825

		5,584,769

Coal & Consumable Fuels–0.16%
Consol Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	90,000	99,675

Commodity Chemicals–0.77%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	465,000	481,275

Communications Equipment–0.97%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	305,000	303,475

CommScope Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	75,000	78,375

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	215,000	224,541

		606,391

Computer & Electronics Retail–0.08%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	50,000	49,875

Computer Hardware–0.23%
SunGard Data Systems Inc., Sr. Unsec. Notes, 7.38%, 11/15/18(b)	70,000	72,450

7.63%, 11/15/20(b)	70,000	72,450

		144,900

Computer Storage & Peripherals–0.39%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	235,000	242,638

Construction & Engineering–2.01%
American Residential Services LLC, Sec. Notes, 12.00%, 04/15/15(b)	90,000	98,550

Dycom Investments Inc., Sr. Sub. Notes, 7.13%, 01/15/21(b)	100,000	102,500

Great Lakes Dredge & Dock Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/19(b)	70,000	71,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Construction & Engineering–(continued)

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	$295,000	$300,900

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	660,000	687,225

		1,260,575

Construction & Farm Machinery & Heavy Trucks–1.92%
CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	150,000	164,625

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	145,000	157,325

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	490,000	542,675

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	205,000	233,187

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	100,000	108,750

		1,206,562

Construction Materials–1.94%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	410,000	441,761

Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 9.00%, 01/11/18(b)	130,000	135,446

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	585,000	639,113

		1,216,320

Consumer Discretionary–0.06%
Visant Corp., Sr. Unsec. Gtd. Global Notes, 10.00%, 10/01/17	35,000	37,888

Consumer Finance–1.93%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	60,000	67,650

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Pfd. Securities, 8.88%, 05/15/40	170,000	181,263

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	601,000	683,637

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	250,000	278,750

		1,211,300

Department Stores–0.67%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	425,000	417,562

Distillers & Vintners–0.80%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	465,000	502,200

Diversified Banks–1.93%
Ally Financial Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	1,105,000	1,212,737

Diversified Support Services–0.06%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	35,000	37,450

Drug Retail–0.37%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Global Notes, 5.75%, 03/15/14	230,000	230,000

Electrical Components & Equipment–0.11%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	65,000	67,844

Environmental & Facilities Services–0.23%
EnergySolutions Inc./Energy Solutions LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	130,000	145,925

Fertilizers & Agricultural Chemicals–0.31%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	175,000	196,438

Food Retail–0.34%
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	200,000	216,000

Forest Products–0.05%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	30,000	30,043

Gas Utilities–0.68%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	230,000	225,975

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	190,000	203,775

		429,750

Health Care Equipment–0.45%
DJO Finance LLC/DJO Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	255,000	280,819

Health Care Facilities–5.24%
CHS/Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	675,000	719,719

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	65,000	66,625

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	1,345,000	1,486,225

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	425,000	432,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Health Care Facilities–(continued)

Healthsouth Corp., Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	$25,000	$26,063

7.75%, 09/15/22	65,000	67,925

Sr. Unsec. Gtd. Notes, 8.13%, 02/15/20	70,000	76,125

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	350,000	413,000

		3,288,119

Health Care Services–0.57%
DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	65,000	66,138

Radnet Management Inc., Sr. Unsec. Gtd. Global Notes, 10.38%, 04/01/18	220,000	221,100

Universal Hospital Services Inc., Sec. PIK Global Notes, 8.50%, 06/01/15	65,000	68,250

		355,488

Health Care Technology–0.55%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	335,000	345,888

Home Furnishings–0.35%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	205,000	219,863

Homebuilding–1.43%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 07/15/15	105,000	104,212

8.13%, 06/15/16	105,000	106,575

K Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	460,000	501,400

M/I Homes Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/18(b)	95,000	97,137

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	85,000	89,888

		899,212

Hotels, Resorts & Cruise Lines–0.44%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	195,000	209,869

Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	33,000	32,505

Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.63%, 03/01/21	35,000	35,044

		277,418

Household Products–0.63%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	180,000	189,900

Reynolds Group Issuer Inc./LLC/Luxembourg S.A., Sr. Sec. Gtd. Notes, 6.88%, 02/15/21(b)	100,000	101,250

Sr. Unsec. Gtd. Notes, 8.25%, 02/15/21(b)	100,000	101,250

		392,400

Housewares & Specialties–0.03%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	20,000	19,500

Independent Power Producers & Energy Traders–2.87%
AES Corp. (The), Sr. Unsec. Global Notes, 7.75%, 10/15/15	900,000	981,000

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	260,000	270,400

7.38%, 01/15/17	520,000	548,600

		1,800,000

Industrial Conglomerates–1.09%
RBS Global Inc./ Rexnord LLC, Sr. Unsec. Gtd. Global Notes, 8.50%, 05/01/18	625,000	681,250

Industrial Gases–1.05%
Airgas Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/18	605,000	659,450

Industrial Machinery–1.12%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	305,000	328,637

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Notes, 7.88%, 02/01/19(b)	25,000	26,125

Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	35,000	39,200

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	290,000	311,025

		704,987

Integrated Telecommunication Services–2.75%
Integra Telecom Holdings Inc., Sr. Sec. Notes, 10.75%, 04/15/16(b)	195,000	212,550

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.25%, 10/15/20(b)	880,000	908,600

Qwest Communications International Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/18	175,000	188,563

VimpelCom (Ireland), Notes, 7.75%, 02/02/21(b)	200,000	207,876

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	209,000

		1,726,589

Internet Software & Services–0.42%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	245,000	266,438

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Investment Banking & Brokerage–0.92%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	$275,000	$283,032

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	290,000	293,988

		577,020

IT Consulting & Other Services–1.22%
Unisys Corp., Sr. Sec. Gtd. Notes, 14.25%, 09/15/15(b)	640,000	768,000

Leisure Facilities–0.83%
Speedway Motorsports Inc., Sr. Notes, 6.75%, 02/01/19(b)	70,000	71,225

Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	410,000	449,975

		521,200

Leisure Products–0.06%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	35,000	37,363

Life Sciences Tools & Services–0.29%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	175,000	183,750

Marine–0.17%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	105,000	106,313

Metal & Glass Containers–0.16%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	100,000	98,000

Movies & Entertainment–2.53%
AMC Entertainment Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	105,000	113,400

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	515,000	557,488

Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 03/01/14	250,000	254,375

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	165,000	180,881

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	445,000	481,156

		1,587,300

Multi-Line Insurance–3.81%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(d)	75,000	82,500

Crum & Forster Holdings Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 05/01/17	890,000	942,288

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	215,000	239,152

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	599,000	601,995

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/05/39(b)	435,000	523,590

		2,389,525

Multi-Sector Holdings–0.33%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	200,000	205,500

Office Services & Supplies–0.26%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	105,000	102,375

Interface Inc., Sr. Unsec. Gtd. Notes, 7.63%, 12/01/18(b)	55,000	58,506

		160,881

Oil & Gas Drilling–0.24%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	145,000	150,075

Oil & Gas Equipment & Services–1.70%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	160,000	169,200

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	75,000	77,391

Cie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	7,000	7,289

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	175,000	185,937

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	575,000	625,312

		1,065,129

Oil & Gas Exploration & Production–8.62%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	95,000	98,563

Chaparral Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 09/01/21(b)	350,000	358,750

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	445,000	454,456

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	280,000	295,750

Comstock Resources Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/01/19	90,000	90,394

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	65,000	68,413

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 10/01/19	130,000	144,463

7.38%, 10/01/20	180,000	194,625

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	80,000	85,600

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	230,000	260,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	$325,000	$325,000

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	355,000	369,200

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	200,000	208,000

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	430,000	471,925

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	195,000	209,138

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18(b)	355,000	368,756

Sr. Unsec. Gtd. Notes, 7.25%, 08/15/18	85,000	88,400

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	160,000	173,200

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.75%, 06/15/15	370,000	389,425

7.63%, 06/01/18	210,000	225,487

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	235,000	245,575

SM Energy Co., Sr. Unsec. Notes, 6.63%, 02/15/19(b)	135,000	137,025

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	140,000	145,950

		5,408,857

Oil & Gas Refining & Marketing–2.04%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	440,000	453,750

United Refining Co., Sr. Sec. Gtd. Notes, 10.50%, 02/28/18(b)	375,000	373,125

Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	450,000	451,406

		1,278,281

Oil & Gas Storage & Transportation–2.58%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	445,000	465,025

Inergy L.P./Inergy Finance Corp., Sr. Notes, 6.88%, 08/01/21(b)	170,000	174,887

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.75%, 11/01/20	95,000	98,088

6.50%, 08/15/21	50,000	50,063

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	435,000	477,956

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	135,000	135,337

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	205,000	214,481

		1,615,837

Other Diversified Financial Services–2.14%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	175,000	188,891

7.13%, 09/01/18(b)	175,000	190,750

Sr. Unsec. Notes, 8.75%, 03/15/17(b)	737,000	836,495

Sr. Unsec. Notes, 8.25%, 12/15/20	115,000	128,225

		1,344,361

Packaged Foods & Meats–1.74%
Blue Merger Sub Inc., Sr. Gtd. Notes, 7.63%, 02/15/19(b)	175,000	178,063

Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	175,000	182,219

JBS USA LLC/JBS USA Finance Inc., Sr. Unsec. Gtd. Global Notes, 11.63%, 05/01/14	625,000	732,812

		1,093,094

Paper Products–1.23%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	160,000	167,200

Mercer International Inc., Sr. Unsec. Gtd. Notes, 9.50%, 12/01/17(b)	135,000	149,850

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	120,000	123,150

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	320,000	333,200

		773,400

Personal Products–0.57%
Elizabeth Arden Inc., Sr. Unsec. Notes, 7.38%, 03/15/21(b)	35,000	36,575

NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	90,000	98,100

Sabra Health Care L.P./Sabra Capital Corp., Sr. Unsec. Gtd. Notes, 8.13%, 11/01/18(b)	210,000	222,337

		357,012

Pharmaceuticals–1.79%
Axcan Intermediate Holdings Inc., Sr. Unsec. Global Notes, 12.75%, 03/01/16	255,000	283,050

Elan Finance PLC/Elan Finance Corp. (Ireland), Sr. Gtd. Notes, 8.75%, 10/15/16(b)	145,000	154,425

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	45,000	47,194

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	435,000	447,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Income Trust II

	Principal
	Amount	Value

Pharmaceuticals–(continued)

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes,
6.75%, 10/01/17(b)	$90,000	$93,600

7.00%, 10/01/20(b)	35,000	36,400

Sr. Unsec. Gtd. Notes, 6.75%, 08/15/21(b)	60,000	60,900

		1,123,075

Property & Casualty Insurance–0.32%
XL Group PLC (Ireland)–Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%, 12/29/49(d)	220,000	203,775

Railroads–0.49%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	286,000	310,499

Real Estate Services–0.36%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	215,000	222,794

Regional Banks–3.56%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	75,000	68,250

CIT Group Inc., Sec. Bonds, 7.00%, 05/01/17	750,000	759,375

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	415,000	402,550

Synovus Financial Corp., Unsec. Sub. Global Notes, 5.13%, 06/15/17	240,000	225,600

Zions Bancorp., Unsec. Sub. Notes,
6.00%, 09/15/15	230,000	233,450

5.50%, 11/16/15	535,000	543,025

		2,232,250

Research & Consulting Services–0.20%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	125,000	125,625

Semiconductor Equipment–0.67%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	400,000	420,000

Semiconductors–1.55%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	361,000	403,417

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	45,000	51,975

Sr. Unsec. Gtd. PIK Global Notes, 9.13%, 12/15/14	490,000	516,950

		972,342

Specialized Finance–1.35%
CIT Group Inc., Sec. Bonds, 7.00%, 05/01/14	825,000	844,594

Specialized REIT’s–0.58%
Host Hotels & Resorts Inc., Sr. Gtd. Global Notes, 6.00%, 11/01/20	205,000	205,000

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	155,000	156,937

		361,937

Specialty Chemicals–1.61%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	270,000	288,900

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	277,000	284,964

Nalco Co., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/19(b)	70,000	72,537

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	340,000	361,250

		1,007,651

Specialty Stores–0.28%
Michaels Stores Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/01/18(b)	170,000	176,375

Steel–1.08%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	285,000	293,550

FMG Resources Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	180,000	182,731

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	140,000	146,650

7.38%, 04/01/20	50,000	53,000

		675,931

Systems Software–1.96%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16(b)	600,000	622,500

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15	635,000	604,837

		1,227,337

Textiles–0.70%
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	420,000	436,800

Tires & Rubber–0.71%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	425,000	448,375

Trading Companies & Distributors–0.99%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	485,000	508,037

RSC Equipment Rental Inc./RSC Holdings III LLC, Sr. Unsec. Notes, 8.25%, 02/01/21(b)	105,000	111,300

		619,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Income Trust II

	Principal
	Amount		Value

Trucking–1.83%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19		$420,000	$448,350

Hertz Corp. (The), Sr. Gtd. Notes, 6.75%, 04/15/19(b)		60,000	61,350

Sr. Unsec. Gtd. Notes,
7.50%, 10/15/18(b)		175,000	185,500

7.38%, 01/15/21(b)		340,000	356,150

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13(b)		100,000	98,500

			1,149,850

Wireless Telecommunication Services–7.41%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		590,000	637,200

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		305,000	322,156

Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		290,000	279,850

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		100,000	104,750

Sr. Notes, 8.25%, 09/01/17(b)		355,000	374,969

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18		170,000	178,606

6.63%, 11/15/20		255,000	248,306

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		450,000	499,500

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		995,000	1,008,682

Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		55,000	49,706

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17		400,000	445,500

VimpelCom (Ireland), Notes, 6.49%, 02/02/16(b)		200,000	207,667

Wind Acquisition Finance S.A. (Luxembourg), Sr. Gtd. Notes, 11.75%, 07/15/17(b)		250,000	288,750

			4,645,642

Total U.S. Dollar Denominated Bonds & Notes (Cost $72,857,070)			77,499,340

Non-U.S. Dollar Denominated Bonds & Notes–12.21%
Canada–0.26%
Gateway Casinos & Entertainment Ltd. (Canada), Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	150,000	162,750

Croatia–0.50%
Agrokor D.D. (Croatia), Sr. Unsec. Gtd. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	210,000	314,501

Czech Republic–0.24%
CET 21 spol sro (Czech Republic), Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	100,000	149,073

France–0.93%
CMA CGM S.A. (France), Sr. Unsec. Bonds, 5.50%, 05/16/12(b)	EUR	415,000	584,281

Germany–0.24%
Hapag-Lloyd AG (Germany), Sr. Unsec. Gtd. Notes, 9.00%, 10/15/15(b)	EUR	100,000	150,798

Ireland–2.51%
Ardagh Packaging Finance PLC (Ireland), Sr. Unsec. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	405,000	598,153

Bord Gais Eireann (Ireland), Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	250,000	342,382

Nara Cable Funding Ltd. (Ireland), Sr. Sec. Notes, 8.88%, 12/01/18(b)	EUR	440,000	633,143

			1,573,678

Luxembourg–3.30%
Boardriders S.A. (Luxembourg), Sr. Notes, 8.88%, 12/15/17(b)	EUR	100,000	150,108

Calcipar S.A. (Luxembourg)–REGS, Sr. Unsec. Gtd. Floating Rate Euro Notes, 2.21%, 07/01/14(d)	EUR	345,000	461,884

Cirsa Funding Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	130,000	187,401

Codere Finance Luxembourg S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	200,000	285,722

ConvaTec Healthcare S.A. (Luxembourg), Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	100,000	144,241

ConvaTec Healthcare S.A. (Luxembourg)–REGS, Sr. Unsec. Euro Notes, 10.88%, 12/15/18	EUR	100,000	150,108

Mark IV Europe Lux SCA/Mark IV USA SCA (Luxembourg), Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	200,000	298,835

TMD Friction Finance S.A. (Luxembourg)–REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 05/15/17	EUR	260,000	391,177

			2,069,476

Netherlands–0.64%
Carlson Wagonlit B.V. (Netherlands), Sr. Gtd. Floating Rate Notes, 6.81%, 05/01/15(b)(d)	EUR	190,000	260,290

Polish Television Holding B.V. (Netherlands)–REGS, Sr. Sec. Medium-Term Euro Notes, 11.25%, 05/15/17(e)	EUR	95,000	143,999

			404,289

South Africa–0.22%
Edcon Proprietary Ltd. (South Africa), Sr. Sec. Gtd. Notes, 9.50%, 03/01/18(b)	EUR	100,000	137,685

Sweden–0.35%
TVN Finance Corp. II AB (Sweden)–REGS, Sr. Unsec. Gtd. Euro Notes, 10.75%, 11/15/17	EUR	140,000	220,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Income Trust II

	Principal
	Amount		Value

United Kingdom–3.02%
Bakkavor Finance 2 PLC (United Kingdom)–REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18	GBP	200,000	$321,987

Exova Ltd. (United Kingdom), Sr. Unsec. Notes, 10.50%, 10/15/18(b)	GBP	100,000	172,479

ITV PLC (United Kingdom), Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	50,000	80,700

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	70,000	120,266

Kerling PLC (United Kingdom), Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	180,000	283,237

Pipe Holdings PLC (United Kingdom)–REGS, Sr. Sec. Euro Bonds, 9.50%, 11/01/15	GBP	100,000	171,971

R&R Ice Cream PLC (United Kingdom), Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	275,000	397,613

Towergate Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 02/15/18	GBP	100,000	169,938

Sr. Unsec. Gtd. Euro Notes, 10.50%, 02/15/19	GBP	100,000	172,979

			1,891,170

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,185,460)			7,658,018

Senior Secured Floating Rate Interest Loans–0.86%
Communications Equipment–0.86%
EchoStar Corp., Sr. Unsec. Floating Rate Bridge Loan 0.00% 12/31/49		$535,000	535,000

Total Senior Secured Floating Rate Interest Loans (Cost $535,000)			535,000

	Shares		Value
Preferred Stocks–0.85%
Diversified Banks–0.44%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		287	$273,538

Other Diversified Financial Services–0.41%
Citigroup Capital XIII, 7.88% Jr. Variable Rate Sub. Pfd.(d)		9,525	257,651

Total Preferred Stocks (Cost $333,754)			531,189

Common Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Hosiery Corp. of America, Inc. Class A (Cost $13,843)(f)		1,000	0

Money Market Funds–3.85%
Liquid Assets Portfolio–Institutional Class(g)		1,207,862	1,207,862

Premier Portfolio–Institutional Class(g)		1,207,862	1,207,862

Total Money Market Funds (Cost $2,415,724)			2,415,724

TOTAL INVESTMENTS–141.35% (Cost $83,340,851)			88,639,271

OTHER ASSETS LESS LIABILITIES–0.11%			71,861

BORROWINGS–(41.46)%			(26,000,000)

NET ASSETS–100.00%			$62,711,132

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $31,278,884, which represented 49.88% of the Trust’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2011 was $262,350 which represented 0.42% of the Trust’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Non-income producing security.
(g)	The money market fund and the Trust are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Income Trust II

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $80,925,127)	$86,223,547

Investments in affiliated money market funds, at value and cost	2,415,724

Total investments, at value (Cost $83,340,851)	88,639,271

Foreign currencies, at value (Cost $594,981)	627,927

Receivable for:
Investments sold	542,057

Dividends and interest	1,749,452

Other assets	194

Total assets	91,558,901

Liabilities:
Payable for:
Investments purchased	2,393,361

Dividends	24,558

Foreign currency contracts outstanding	106,029

Loan outstanding	26,000,000

Accrued fees to affiliates	17,703

Accrued other operating expenses	211,013

Accrued interest expense and line of credit fees	95,105

Total liabilities	28,847,769

Net assets applicable to shares outstanding	$62,711,132

Net assets consist of:
Shares of beneficial interest	$91,886,315

Undistributed net investment income (loss)	(72,529)

Undistributed net realized gain (loss)	(34,309,455)

Unrealized appreciation	5,206,801

$62,711,132

Net Assets:
Shares outstanding, $0.01 par value per common share, with an unlimited number of shares authorized:
Shares outstanding	3,770,265

Net asset value per share	$16.63

Market value per common share	$16.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Income Trust II

Statement of Operations

For the period January 1, 2011 through February 28, 2011 and the year ended December 31, 2010

	For the	For the
	two months ended	year ended
	February 28,	December 31,
	2011	2010

Investment income:
Interest	$1,129,268	$7,459,050

Dividends	11,022	—

Dividends from affiliated money market funds	264	21,633

Other	—	105,764

Total investment income	1,140,554	7,586,447

Expenses:
Advisory fees	99,620	597,234

Administrative services fees	8,082	50,934

Custodian fees	2,801	10,663

Interest, facilities and maintenance fees	73,191	510,600

Transfer agent fees	4,098	32,149

Trustees’ and officers’ fees and benefits	1,637	42,498

Reports to shareholders	13,967	40,406

Professional services fees	41,313	205,964

Other	—	40,101

Total expenses	244,709	1,530,549

Less: Fees waived and/or expenses reimbursed	208	21,660

Net expenses	244,501	1,508,889

Net investment income	896,053	6,077,558

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	730,927	2,843,333

Foreign currencies	(83,178)	9,027

	647,749	2,852,360

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,217,131	(135,795)

Foreign currencies	14,452	(42)

Foreign currency contracts	(106,029)	—

	1,125,554	(135,837)

Net realized and unrealized gain	1,773,303	2,716,523

Distributions to preferred shareholders from net investment income	—	(20,881)

Net increase in net assets applicable to common shares resulting from operations	$2,669,356	$8,773,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Income Trust II

Statement of Changes in Net Assets

For the period January 1, 2011 through February 28, 2011 and the years ended December 31, 2010 and 2009

	For the	For the	For the
	two months ended	year ended	year ended
	February 28,	December 31,	December 31,
	2011	2010	2009

Operations:
Net investment income	$896,053	$6,077,558	$6,893,712

Net realized gain (loss)	647,749	2,852,360	(6,969,064)

Change in net unrealized appreciation (depreciation)	1,125,554	(135,837)	25,530,129

Distributions to preferred shareholders from net investment income	—	(20,881)	(1,574,640)

Net increase in net assets applicable to common shares resulting from operations	2,669,356	8,773,200	23,880,137

Distributions to common shareholders from net investment income	(874,701)	(5,853,346)	(5,297,230)

Net increase in net assets from net investment income	1,794,655	2,919,854	18,582,907

Net assets applicable to common shares:
Beginning of year	60,916,477	57,996,623	39,413,716

End of year (includes undistributed net investment income (loss) of $(72,529), $(93,956) and $(481,092), respectively)	$62,711,132	$60,916,477	$57,996,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Income Trust II

Statement of Cash Flows

For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010

	For the	For the
	two months ended	year ended
	February 28, 2011	December 31, 2010

Net increase in net assets applicable to common shares resulting from operations	$2,669,356	$8,773,200

Adjustments to reconcile the change in net assets applicable to common shares resulting from operations to net cash provided by operating activities:
Purchases of investments	(20,845,178)	(112,027,403)

Proceeds from sales of investments	21,737,354	117,927,261

Net sales of short-term investments	—	1,305,178

Amortization of premium	37,834	(62,610)

Accretion of discount	(59,447)	(468,659)

Net realized (gain) loss on investments	(730,927)	(2,852,360)

Net change in unrealized (appreciation) depreciation on investments	(1,217,131)	135,795

Increase in forward contracts	106,029	—

(Increase) decrease in interest receivable, dividends receivable and other assets	(214,014)	291,607

Decrease in trustees’ deferred compensation and retirement plans	—	(520,860)

Increase (decrease) in accrued expenses and other payables	42,063	(245,155)

Net cash provided by operating activities	1,525,939	12,255,994

Cash flows provided by (used in) financing activities:
Repayments of bank borrowings	—	(2,000,000)

Retirement of preferred shares	—	(4,400,000)

Dividends paid to common shareholders from net investment income	(873,060)	(5,881,801)

Change in custodian bank payable	(14,276)	14,276

Change in custodian bank payable — foreign	(10,676)	10,676

Net cash provided by (used in) financing activities	(898,012)	(12,256,849)

Net increase (decrease) in cash	627,927	(855)

Cash at beginning of the period	—	855

Cash at the end of the period	$627,927	$—

Supplemental disclosures of cash flow information
Cash paid during the year for interest, facilities and maintenance fees	$73,191	$468,636 †

†	For the year ended December 31, 2010, facilities and maintenance fees were excluded.

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Income Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Trust changed its name from Van Kampen High Income Trust II to Invesco Van Kampen High Income Trust II.
  On February 28, 2011, the Trust’s fiscal year-end changed from December 31 to February 28.

18        Invesco Van Kampen High Income Trust II

  The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

19        Invesco Van Kampen High Income Trust II

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
I.	Foreign Currency Contracts — The Trust may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received
K.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective June 1, 2010, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.70% of the Trust’s average daily net assets including bank borrowings entered into to retire preferred shares of the Trust.
  For the period January 1, 2010 to May 31, 2010, the Trust paid and advisory fee of $247,443 to Van Kampen Asset Management (“VKAM”) based on the annual rate and the Trust’s average daily net assets as discussed above. Prior to June 1, 2010, VKAM voluntarily waived $17,674 of advisory fees of the Trust.

20        Invesco Van Kampen High Income Trust II

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective June 1, 2010, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 2.02%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
  For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, the Adviser waived advisory fees of $208 and $3,986, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments, Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Trust. Pursuant to such agreements, The Trust paid $6,564 to VKII. For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Trust. Pursuant to such agreement, the Trust paid $28,797 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$85,692,358	$—	$85,692,358

Equity Securities	2,673,375	273,538	—	2,946,913

Total Investments	$2,673,375	$85,965,896	$—	$88,639,271

NOTE 4—Derivative Investments

The Trust has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

21        Invesco Van Kampen High Income Trust II

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Trust’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts	$0	$(106,029)

Effect of Derivative Instruments for the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts
	Two months ended	Year ended
	February 28, 2011*	December 31, 2010

Realized Gain (Loss)
Currency risk	$-0-	$-0-

Change in Unrealized Appreciation (Depreciation)
Currency risk	$(106,029)	$-0-

*	The average notional value of foreign currency contracts outstanding during the period was $2,896,091.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to				Notional	Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

05/09/11	Bank of Montreal	EUR	4,200,000	USD	5,686,153	$5,792,182	$(106,029)

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, the Trust paid legal fees of $2,277 and $76,866, respectively for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP, as legal counsel to the Trust. A member of that firm is a Trustee of the Trust.
  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans were terminated and the amounts owed to the trustees were distributed.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust entered into a $30 million annual revolving credit agreement which will terminate on September 30, 2011. This revolving credit agreement is secured by the assets on the Trust. In connection with this agreement, for the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, the Trust incurred fees of approximately $73,192 and $488,393, respectively, which are included as a component of interest, facilities and maintenance fees on the Statement of Operations. For the period January 1, 2011 to February 28, 2011 and the year ended December 31, 2010, the average daily balance of borrowings under the credit agreement was $26,000,000 and $26,263,014 with a weighted average interest rate of 0.24% and 0.24%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period January 1, 2011 to February 28, 2011 and the years ended December 31, 2010 and 2009:

	Two months ended	Year ended	Year ended
	February 28,	December 31,	December 31,
	2011	2010	2009

Ordinary income	$874,701	$5,874,227	$6,897,501

22        Invesco Van Kampen High Income Trust II

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$5,175,636

Net unrealized appreciation — other investments	14,410

Capital loss carryforward	(34,365,229)

Shares of beneficial interest	91,886,315

Total net assets	$62,711,132

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and premium amortization differences.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Trust is limited to utilizing $34,365,229 of capital loss carryforward in the fiscal year ending February 28, 2012.
  The Trust utilized $584,329 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 29, 2012	$875,105

February 28, 2013	565,263

February 28, 2014	4,400,827

February 28, 2015	47,559

February 29, 2016	9,476,998

February 28, 2017	18,999,477

Total capital loss carryforward	$34,365,229

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the period January 1, 2011 to February 28, 2011 was $15,325,367 and $16,030,776, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,275,342

Aggregate unrealized (depreciation) of investment securities	(99,706)

Net unrealized appreciation of investment securities	$5,175,636

Cost of investments for tax purposes is $83,463,635.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on February 28, 2011, undistributed net investment income (loss) was increased by $75, undistributed net realized gain (loss) was increased by $6,258,421 and shares of beneficial interest was decreased by $6,258,496. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Two Months Ended	Year Ended	Year Ended
	February 28,	December 31,	December 31,
	2011	2010	2009

Beginning Shares	3,770,265	3,770,265	18,851,327

1-for-5 Reverse Common Share Split	0	0	(15,081,062)

Ending Shares	3,770,265	3,770,265	3,770,265

23        Invesco Van Kampen High Income Trust II

NOTE 11—Preferred Shares of Beneficial Interest

During the year ended December 31, 2010, the Trust retired all of its outstanding Auction Preferred Shares (APS). The APS were redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. Historically, the Trust paid annual fees equivalent to 0.25% of the preferred liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust had decreased this amount to 0.15% due to auction failures. These fees are included as a component of interest, facilities and maintenance fees on the Statement of Operations.

24        Invesco Van Kampen High Income Trust II

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	For the
	two months ended
	February 28,		Year ended December 31
	2011		2010	2009	2008	2007	2006

Net asset value, beginning of period	$16.16		$15.38	$10.45	$20.40	$21.45	$21.40

Net investment income(a)	0.24		1.61	1.83	2.45	2.55	2.45

Net realized and unrealized gains (losses)	0.46		0.73	4.93	(9.90)	(1.00)	0.25

Distributions paid to preferred shareholders:
Net investment income	—		(0.01)	(0.42)	(1.00)	(0.95)	(0.85)

Total income (loss) from investment operations	0.70		2.33	6.34	(8.45)	0.60	1.85

Distributions paid to common shareholders:
Net investment income	(0.23)		(1.55)	(1.41)	(1.50)	(1.65)	(1.80)

Net asset value per common share, end of period	$16.63		$16.16	$15.38	$10.45	$20.40	$21.45

Market value, end of period	$16.52		$16.02	$14.48	$8.90	$18.15	$20.10

Total return at net asset value(b)	4.37%		15.55%

Total return at market value(c)	4.59%		21.67%	83.40%	(45.03)%	(1.71)%	6.02%

Net assets applicable to common shares at end of period (000’s omitted)	$62,711		$60,916	$57,997	$39,414	$76,998	$81,081

Portfolio turnover rate(d)	18%		135%	58%	46%	37%	48%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements(e)	2.44	%(f)	2.57%	2.31%	1.94%	1.84%	2.00%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(e)(i)	1.71	%(f)	1.74%

Without fee waivers and/or expense reimbursements(e)	2.44	%(f)	2.61%	2.40%	2.04%	1.93%	2.05%

Ratio of net investment income before preferred share dividends	8.93	%(f)	10.34%	14.13%	14.65%	12.06%	11.69%

Preferred share dividends	—%		0.03%

Ratio of net investment income after preferred share dividends	8.93	%(f)	10.31%	10.90%	8.56%	7.61%	7.70%

Senior securities:
Total preferred shares outstanding	N/A		N/A	176	1,296	2,616	2,616

Total amount of preferred shares outstanding (000’s omitted)	$0		$0	$4,400	$32,400	$65,400	$65,400

Asset coverage per $1,000 unit of senior indebtedness(g)	$3,412

Asset coverage per preferred shares(h)	N/A		N/A	$354,600	$55,444	$54,487	$56,040

Liquidating preference per preferred share	N/A		N/A	$25,000	$25,000	$25,000	$25,000

Total borrowings outstanding (000’s omitted)	$26,000		$26,000	$28,000	N/A	N/A	N/A

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for period less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average net assets applicable to common shares (000’s omitted) of $62,042.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(i)	For the years ended December 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.

25        Invesco Van Kampen High Income Trust II

NOTE 13—Legal Matters

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. A Stipulation and Proposed Order for Stay of Litigation was filed on March 9, 2011, and subsequently approved by the Court, moving the due date for responses to the Complaint to June 16, 2011. Plaintiffs also filed a letter with the Court requesting postponement of a status hearing to June 27, 2011.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

NOTE 14—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2011:

Declaration Date	Amount Per Share	Record Date	Payable Date

March 1, 2011	$0.116	March 15, 2011	March 31, 2011

April 1, 2011	$0.116	April 15, 2011	April 29, 2011

26        Invesco Van Kampen High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Invesco Van Kampen High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Income Trust II (hereafter referred to as the “Trust”) at February 28, 2011, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Trust for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

27        Invesco Van Kampen High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$0
Qualified Dividend Income*	1.36%
Corporate Dividends Received Deduction*	1.36%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

28        Invesco Van Kampen High Income Trust II

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1989	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1989	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (‘‘Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1989	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

1    Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy – 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy – 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr – 1935 Trustee	1992	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson – 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein – 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. – 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers – (continued)

Number of
Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley – 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Trustees and Officers – (continued)

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley – 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris – 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek – 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane – 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E. Atlanta, Georgia 30309	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP 155 West Wacker Drive Chicago, IL 60606	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-05769.
      A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

      Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
      Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-HINC2-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	2/28/2011 Pursuant	Services Rendered	year end 12/31/2010
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	2/28/2011	Requirement(1)	12/31/2010	Requirement(1)
Audit Fees	$12,250	N/A	$35,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$2,800	0%	$6,000	0%
All Other Fees(3)	$0	0%	$1,667	0%

Total Fees	$15,050	0%	$42,667	0%
PWC billed the Registrant aggregate non-audit fees of $2,800 for the fiscal year ended February 28, 2011, and $7,667 for the fiscal year ended December 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end December 31, 2010 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2/28/2011	Provided for fiscal	year end 12/31/2010	Provided for fiscal
	That Were Required	year end 2/28/2011	That Were Required	year end 12/31/2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended December 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Peter Ehret, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2001.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
     Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen High Income Trust II
Peter Ehret	None	13	$3,057.7	1	$23.8	None	None
Darren Hughes	None	9	$2,066.9	None	None	None	None
Scott Roberts	None	7	$1,732.9	None	None	None	None
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically,

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
     The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5]	One-, Three- and Five-year performance against Fund peer group.
Invesco Australia
Invesco Deutschland

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3]	One-, Three- and Five-year performance against Fund peer group.
Invesco Asset Management

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
     Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
     High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
     Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
     Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen High Income Trust II

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	May 9, 2011

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.